UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2013

DUKE REALTY CORPORATION

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 24, 2013, Duke Realty Corporation, an Indiana corporation (the “Company”), the sole general partner of Duke Realty Limited Partnership, an Indiana limited partnership, issued a press release (the “Press Release”) announcing its results of operations and financial condition for the quarter ended March 31, 2013. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference.

On April 25, 2013, the Company also held a conference call to discuss the Company’s financial results for the quarter ended March 31, 2013. Pursuant to General Instruction F to Form 8-K, a copy of the transcript from the conference call (the “Transcript”) is attached hereto as Exhibit 99.2 and is incorporated into this Item 2.02 by this reference. The Transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

The information contained in this Item 2.02, including the related information set forth in the Press Release and the Transcript attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Shareholders held on April 24, 2013 (the “Annual Meeting”), the shareholders of the Company voted on three proposals. Each proposal was approved pursuant to the following final voting results from the Annual Meeting:

1. To elect twelve directors to serve on the Company’s Board of Directors for a one-year term ending at the 2014 Annual Meeting of Shareholders:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Thomas J. Baltimore, Jr.	266,684,630	5,060,923	284,468	23,023,125
William Cavanaugh III	265,791,328	6,035,298	203,395	23,023,125
Alan H. Cohen	269,851,624	1,893,846	264,551	23,023,125
Ngaire E. Cuneo	263,007,928	8,814,190	207,903	23,023,125
Charles R. Eitel	268,461,260	3,357,017	211,744	23,023,125
Martin C. Jischke, PhD	269,696,543	2,044,293	289,185	23,023,125
Dennis D. Oklak	261,161,104	8,130,541	2,738,376	23,023,125
Melanie R. Sabelhaus	269,742,857	2,006,447	280,717	23,023,125
Peter M. Scott, III	269,934,315	1,808,685	287,021	23,023,125
Jack R. Shaw	269,821,919	1,921,366	286,736	23,023,125
Lynn C. Thurber	269,928,513	1,825,792	275,716	23,023,125
Robert J. Woodward, Jr.	268,322,160	3,484,052	223,809	23,023,125

2. To vote on a non-binding resolution to approve the compensation of the Company’s executive officers for 2012:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
262,197,991	9,340,969	491,061	23,023,125

3. To ratify the reappointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year 2013:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
292,367,105	2,359,994	326,047	—

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Duke Realty Corporation press release dated April 24, 2013, with respect to its financial results for the quarter ended March 31, 2013.*

99.2	Duke Realty Corporation transcript from the conference call held on April 25, 2013, with respect to its financial results for the quarter ended March 31, 2013.*

*	The Press Release and the Transcript attached hereto as Exhibits 99.1 and 99.2, respectively, are “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ ANN C. DEE
Ann C. Dee
Senior Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP

By:	Duke Realty Corporation, its general partner

By:	/s/ ANN C. DEE
Ann C. Dee
Senior Vice President, General Counsel and Corporate Secretary

Dated: April 29, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Duke Realty Corporation press release dated April 24, 2013, with respect to its financial results for the quarter ended March 31, 2013.*

99.2	Duke Realty Corporation transcript from the conference call held on April 24, 2013, with respect to its financial results for the quarter ended March 31, 2013.*

*	The Press Release and the Transcript attached hereto as Exhibits 99.1 and 99.2, respectively, are “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.